BLACKROCK SERIES FUND, INC.

BlackRock Capital Appreciation Portfolio

(the “Fund”)

Supplement dated September 29, 2022 (the “Supplement”) to the

Prospectus of the Fund, dated April 8, 2022, as supplemented to date

The following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Capital Appreciation Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lawrence Kemp[1]	2013	Managing Director of BlackRock, Inc.
Phil Ruvinsky	2020	Managing Director of BlackRock, Inc.
Caroline Bottinelli	2022	Director of BlackRock, Inc.

[1]	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Lawrence Kemp[1], Phil Ruvinsky and Caroline Bottinelli are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

[1]	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — Capital Appreciation Portfolio” is deleted in its entirety and replaced with the following:

Capital Appreciation Portfolio

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp[1]	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.
Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Caroline Bottinelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.

[1]	On or about April 1, 2023, Lawrence Kemp will retire from BlackRock, Inc., and will no longer serve as a portfolio manager of the Fund.

Shareholders should retain this Supplement for future reference.